Quarterly Report
January 31, 2021
MFS®  Utilities Fund
MMU-Q1

Portfolio of Investments
1/31/21 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.1%
Cable TV – 2.3%
Charter Communications, Inc., “A” (a)	94,004	$57,113,070
NOS, SGPS S.A.	4,398,447	15,159,169
		$72,272,239
Natural Gas - Distribution – 6.0%
Atmos Energy Corp.	584,566	$52,026,374
China Resources Gas Group Ltd.	4,780,000	23,920,807
Sempra Energy	764,030	94,556,353
UGI Corp.	477,108	17,171,117
		$187,674,651
Natural Gas - Pipeline – 4.0%
Cheniere Energy, Inc. (a)	551,946	$34,954,740
Enterprise Products Partners LP	2,092,774	42,336,818
Equitrans Midstream Corp.	1,562,594	10,391,250
Magellan Midstream Partners LP	395,689	17,592,333
Plains All American Pipeline LP	801,513	6,708,664
Plains GP Holdings LP	1,627,820	14,064,365
		$126,048,170
Telecommunications - Wireless – 6.5%
Advanced Info Service Public Co. Ltd.	4,233,100	$24,326,535
Cellnex Telecom S.A.	947,703	55,560,606
KDDI Corp.	764,100	22,499,997
Mobile TeleSystems PJSC, ADR	1,499,764	13,497,876
Rogers Communications, Inc.	649,140	29,295,695
SBA Communications Corp., REIT	98,987	26,594,837
T-Mobile USA, Inc. (a)	250,695	31,607,626
		$203,383,172
Telephone Services – 2.0%
Hellenic Telecommunications Organization S.A.	1,308,301	$19,052,264
Telesites S.A.B. de C.V. (a)	15,205,204	15,272,704
TELUS Corp.	1,470,809	30,353,587
		$64,678,555
Utilities - Electric Power – 75.3%
AES Corp.	2,763,973	$67,413,301
ALLETE, Inc.	306,161	19,239,157
Alliant Energy Corp.	938,580	45,661,917
AltaGas Ltd.	1,218,703	18,098,276
American Electric Power Co., Inc.	606,884	49,102,984
CenterPoint Energy, Inc. (a)(z)	1,480,638	31,226,655
CLP Holdings Ltd.	2,040,500	19,111,142
Dominion Energy, Inc.	1,702,961	124,128,827
DTE Energy Co.	659,841	78,336,324
Duke Energy Corp.	1,650,538	155,150,572
E.ON SE	3,320,488	35,178,218
Edison International	1,549,792	90,135,903
EDP Renovaveis S.A.	6,470,238	176,446,525
Electricite de France S.A. (a)	1,414,772	17,611,626
Emera, Inc. (l)	847,466	35,436,174
Enel S.p.A.	10,641,787	105,781,365
Energias de Portugal S.A.	8,137,664	50,857,742
Entergy Corp.	223,012	21,259,734
Equatorial Energia S.A.	2,910,100	11,977,821

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Evergy, Inc.	999,185	$53,686,210
Exelon Corp.	3,649,015	151,653,063
FirstEnergy Corp.	1,841,387	56,641,064
Iberdrola S.A.	6,233,233	84,533,451
National Grid PLC	4,787,471	55,651,494
Neoenergia S.A.	2,307,300	7,620,154
NextEra Energy Partners LP	146,412	11,932,578
NextEra Energy, Inc.	3,391,250	274,250,387
PG&E Corp. (a)	7,441,365	85,054,802
Pinnacle West Capital Corp.	406,280	30,572,570
Portland General Electric Co.	362,645	15,336,257
Public Service Enterprise Group, Inc.	929,322	52,441,640
RWE AG	1,119,961	48,194,703
Southern Co.	2,692,350	158,633,262
SSE PLC	3,611,487	73,322,163
Vistra Corp.	2,953,179	58,974,985
		$2,370,653,046
Total Common Stocks		$3,024,709,833
Convertible Preferred Stocks – 2.6%
Natural Gas - Distribution – 0.6%
Sempra Energy, 6.75%	173,133	$17,721,894
Utilities - Electric Power – 2.0%
CenterPoint Energy, Inc., 7%	1,151,300	$45,729,636
DTE Energy Co., 6.25%	175,400	8,135,052
NextEra Energy, Inc., 5.279%	175,500	9,378,720
		$63,243,408
Total Convertible Preferred Stocks		$80,965,302
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.09% (v)	32,748,367	$32,748,367
Collateral for Securities Loaned – 0.6%
JPMorgan U.S. Government Money Market Fund, 0.03% (j)	18,505,506	$18,505,506

Other Assets, Less Liabilities – (0.3)%		(10,796,527)
Net Assets – 100.0%		$3,146,132,481
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $32,748,367 and $3,124,180,641, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc.	5/07/2020	$23,808,659	$31,226,655
% of Net assets			1.0%

Portfolio of Investments (unaudited) – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	3,173,909	USD	2,479,965	Brown Brothers Harriman	4/16/2021	$2,458
CAD	3,780,563	USD	2,948,709	Morgan Stanley Capital Services, Inc.	4/16/2021	8,200
EUR	276,467	USD	334,388	Brown Brothers Harriman	4/16/2021	1,678
EUR	102,356	USD	124,321	Merrill Lynch International	4/16/2021	100
EUR	5,777,424	USD	7,009,612	Morgan Stanley Capital Services, Inc.	4/16/2021	13,270
USD	77,430,107	CAD	98,620,404	HSBC Bank	4/16/2021	295,698
USD	1,318	EUR	1,083	BNP Paribas S.A.	4/16/2021	2
USD	112,294,425	EUR	92,046,874	Citibank N.A.	4/16/2021	404,699
USD	108,117,754	EUR	88,540,407	HSBC Bank	2/12/2021	647,138
USD	186,183,822	EUR	152,639,092	HSBC Bank	4/16/2021	639,811
						$2,013,054
Liability Derivatives
EUR	1,979,822	USD	2,434,310	Brown Brothers Harriman	4/16/2021	$(27,691)
EUR	9,336	USD	11,358	HSBC Bank	4/16/2021	(8)
EUR	2,126,116	USD	2,589,082	Merrill Lynch International	4/16/2021	(4,632)
EUR	1,752,774	USD	2,137,349	State Street Bank Corp.	4/16/2021	(6,724)
USD	2,216,193	EUR	1,824,596	Morgan Stanley Capital Services, Inc.	4/16/2021	(1,737)
USD	3,067,283	EUR	2,532,580	State Street Bank Corp.	4/16/2021	(11,253)
USD	80,221,405	GBP	59,018,483	Goldman Sachs International	4/16/2021	(676,038)
						$(728,083)
At January 31, 2021, the fund had cash collateral of $870,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
1/31/21 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,085,688,386	$31,226,655	$—	$2,116,915,041
Portugal	15,159,169	227,304,267	—	242,463,436
Spain	55,560,606	84,533,451	—	140,094,057
United Kingdom	—	128,973,657	—	128,973,657
Canada	113,183,732	—	—	113,183,732
Italy	105,781,365	—	—	105,781,365
Germany	83,372,921	—	—	83,372,921
Thailand	—	24,326,535	—	24,326,535
China	23,920,807	—	—	23,920,807
Other Countries	67,420,819	59,222,765	—	126,643,584
Mutual Funds	51,253,873	—	—	51,253,873
Total	$2,601,341,678	$555,587,330	$—	$3,156,929,008
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$2,013,054	$—	$2,013,054
Forward Foreign Currency Exchange Contracts – Liabilities	—	(728,083)	—	(728,083)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$14,784,441	$112,163,863	$94,199,937	$—	$—	$32,748,367
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,129	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of January 31, 2021, are as follows:
United States	68.5%
Portugal	7.7%
Spain	4.5%
United Kingdom	4.1%
Canada	3.6%
Italy	3.4%
Germany	2.7%
China	0.8%
Thailand	0.7%
Other Countries	4.0%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.